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                                                                  Exhibit 10.8

                             MODIFICATION AGREEMENT

         THIS AGREEMENT, made as of the 1st day of August, 1997, by and between BODDIE-NOELL PROPERTIES, INC., a Maryland corporation ("Borrower") and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (formerly known as SouthTrust Bank of Alabama, National Association) ("Lender").

                                    RECITALS:

          Borrower and Lender entered into a Loan Agreement dated December 27, 1995 (the "Loan Agreement") pursuant to which Lender made a loan to Borrower in the principal sum of $25,500,000 (the "Loan"). The Loan is evidenced by Borrowers' Promissory Note to Lender of even date therewith (the "Note") in the stated principal sum of the Loan. Borrower has requested that the maturity of the Note and Loan be extended, and Lender is willing to do so on the terms and conditions hereinafter set forth.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the Recitals, the Borrower agrees with and represents and warrants to Lender, and Lender agrees with Borrower, as follows:

          1. The Recitals herein are true and correct. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

          2. The term "Maturity Date" as used in the Note, Loan Agreement and any other Loan Documents is modified and extended to December 27, 1999. Prior to the Maturity Date, as so extended, Borrower will continue to pay all accrued and unpaid interest on the Loan on the 27th day


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of each calendar month. Nothing herein and no prior course of dealing shall obligate Lender to further extend the Maturity Date.

         3. The Note is modified to provide that the outstanding principal balance, or any part thereof, may be prepaid without premium or penalty, provided Borrower shall provide Lender thirty (30) days prior written notice of any partial prepayment.

         4. In consideration of the agreements of Lender herein, Borrower agrees to pay to Lender an extension fee of $42,496.

         5. Nothing herein shall constitute a novation. If this Agreement adversely affects the priority or enforceability of any of the Loan Documents, this Agreement shall be null and void ab initio.

         6. Notwithstanding anything to the contrary herein, in the event that Lessee fails to achieve a net income (calculated in accordance with generally accepted accounting principles consistently applied) for the calendar year 1997 and provide evidence thereof satisfactory to Lender on or before 180 days following the end of such year, then the extension provided in paragraph 2 hereof shall not be effective and in lieu thereof the extension of the Maturity Date shall be to May 27, 1999, on which date the outstanding principal balance and all accrued and unpaid interest on the Loan will be immediately due and payable in full, without demand. This agreement shall constitute an additional covenant pursuant to the Loan Documents.

         7. Except as herein modified, the Loan Documents shall remain in full force and effect, and the Loan Documents, as so modified, are hereby ratified and affirmed in all respects. Borrower confirms that it has no offsets or defenses with respect to its obligations pursuant to the Loan


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Documents, as herein modified. Borrower represents and warrants to Lender that this Agreement has been duly authorized, executed and delivered pursuant to all requisite corporate action.

         IN WITNESS WHEREOF, the Borrower and Lender have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       BODDIE-NOELL PROPERTIES, INC.,
                                       a Maryland corporation

                                       BY:      /s/ D. Scott Wilkerson
                                       Its:     President / CEO

STATE OF NC
COUNTY OF MECKLENBURG

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that D. Scott Wilkerson whose name as President, CEO of Boddie-Noell Properties, Inc., a Maryland corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, s/he, as such officer and with fully authority, executed the same voluntarily for and as the act of the corporation.

         Give under my hand and official seal, this 27 day of October ,1997.

                                       /s/ Denise T. Williams
                                       Notary Public
                                       My commission expires:  1-19-99


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                                       SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                       a national banking association


                                       BY:  /s/ John D. Peirce
                                       Its:  Group Vice President

STATE OF North Carolina
COUNTY OF Mecklenburg

         1, Shari Elizabeth Allender , a Notary Public in and for said County in said State, hereby certify that John D. Peirce, whose name as Group Vice President of SouthTrust Bank, National Association, a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, s/he, as such officer and with full authority, executed the same voluntarily for and as the act of said national banking association.

Given under my hand and seal, this 27 day of October, 1997.

                                       /s/ Shari Elizabeth Allender
                                       Notary Public
                                       My commission expires:  April 28, 2001